EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enhance Biotech, Inc., (the "Company") on Form 10-QSB for the quarter ending February 28, 2003, as filed with the Securities and Exchange Commission on April 2, 2003 (the "Report"), we certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



April 28, 2003                     /s/ Buddy Young
                                  ----------------------------------------------
                                   Buddy Young, Chief Executive Officer and
                                   Chief Financial Officer